SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ________________________
                                   FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 17, 2001



                            MAVERICK TUBE CORPORATION
                  _____________________________________________

             (Exact Name of Registrant as Specified in its Charter)



        Delaware                            1-10651                  43-1455766
  _____________________                  ____________           _______________
(State or Other Jurisdiction             (Commission               (IRS Employer
       of Incorporation)                  File Number)       Identification No.)



16401 Swingley Ridge Road, Suite 700, Chesterfield, Missouri              63017
____________________________________________________________       ____________
(Address of Principal Executive Offices)                              (Zip Code)



                                 (636) 733-1600
                          _____________________________

              (Registrant's telephone number, including area code)

                                Not applicable.
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

Maverick Tube Corporation will supply certain historical financial information to certain analysts who cover Maverick's common stock during its third quarter 2001 earnings conference call on Wednesday October 17, 2001 at 10:00 a.m. CDT. The financial information is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         None.



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   October 17, 2001


                            MAVERICK TUBE CORPORATION


                                    By:    /s/ Pamela G. Boone
                                       __________________________________
                                               Pamela G. Boone
                                               Chief Financial Officer




                                  EXHIBIT INDEX

Exhibit        Description
_______        ___________

99.1           Certain Historical Financial Information

               EX-99
               Ex 99.1 - Certain Historical Financial Information

                                                  3/31/2001      6/30/2001     9/30/2001      12/31/2001       Total
                                              ---------------------------------------------------------------------------
Energy:
Assumptions:
U.S. Domestic:
       Rig Count                                          1,139        1,237           1,241              -
       Import Market Share (Estimate)                     24.5%         31.6%           23.0%           0.0%
       Inventory Change (Estimate)                        9,411       89,000         (30,000)             -       68,411


    Energy Net Selling Price                      $      695.20     $ 655.39      $   640.17      $       -
    Total Cost/Ton                                $      553.11     $ 488.19      $   516.54      $       -

Canadian:
       Rig Count                                            507          264             317              -
       Total OCTG Shipments (Estimate)                  213,716      132,817         168,257              -      514,790
       OCTG Import Market Share (Estimate)                29.0%         23.0%           34.0%           0.0%
       OCTG Inventory Change (Estimate)                 (9,766)      (41,907)        (13,664)             -     (65,337)

    Energy Net Selling Price                      $      702.38     $ 655.49      $   659.97      $       -
    Total Cost/Ton                                $      504.72     $ 463.39      $   462.59      $       -


    U.S. Domestic Shipments                              99,758      115,319         116,328              -      331,405

    Revenues                                      $      69,352     $ 75,579      $   74,470      $       -   $  219,401
    Costs                                                55,177       56,297          60,088              -      171,562
                                              ---------------------------------------------------------------------------
    Gross Profit                                  $      14,175     $ 19,281      $   14,382      $       -   $   47,839
    Gross Profit Margin                                   20.4%        25.5%           19.3%           0.0%        21.8%


    Canadian Shipments                                   87,901       56,977          63,728              -      208,606

    Revenues                                      $      61,740     $ 37,348      $   42,058      $       -   $  141,145
    Costs                                                44,365       26,403          29,480              -      100,248
                                              ---------------------------------------------------------------------------
    Gross Profit                                  $      17,374     $ 10,945      $   12,579      $       -   $   40,898
    Gross Profit Margin                                   28.1%        29.3%           29.9%           0.0%        29.0%


    Total Energy Revenues                        $      131,092     $112,926      $  116,528      $       -   $  360,546
    Total Energy Costs                                   99,543       82,700          89,567              -      271,810
                                              ---------------------------------------------------------------------------
    Total Energy Gross Profit                     $      31,549     $ 30,226      $   26,961      $       -   $   88,736
    Total Energy Gross Profit Margin                      24.1%        26.8%           23.1%           0.0%        24.6%


Industrial Products:
Assumptions:
U.S. Domestic:
    Industrial Products Net Selling Price         $      422.93     $ 423.17      $   401.45      $       -
    Total Cost Per Ton                            $      409.96     $ 406.34      $   419.41      $       -

Canadian:
    Industrial Products Net Selling Price         $      436.28     $ 416.00      $   400.27      $       -
    Total Cost Per Ton                            $      438.11     $ 361.94      $   378.92      $       -


    U.S. Domestic Shipments                              37,598       38,903          37,528              -      114,030

    Revenues                                      $      15,901     $ 16,463      $   15,066      $       -   $   47,430
    Costs                                                15,414       15,808          15,740              -       46,961
                                              ---------------------------------------------------------------------------
    Gross Profit                                   $        488     $    655      $    (674)      $       -     $    468
    Gross Profit Margin                                    3.1%         4.0%           -4.5%           0.0%         1.0%


    Canadian Shipments                                   11,632        8,008          6,053              -        25,693

    Revenues                                      $       5,075     $  3,331      $   2,423      $       -    $   10,829
    Costs                                                 5,096        2,898          2,294              -        10,288
                                              ---------------------------------------------------------------------------
    Gross Profit                                  $        (21)     $    433      $     129      $       -   $       541
    Gross Profit Margin                                   -0.4%        13.0%           5.3%           0.0%          5.0%


    Total Industrial Products Tons                       49,230       46,911          43,581              -      139,723

    Revenues                                      $      20,976     $ 19,794      $   17,489      $       -   $   58,259
    Costs                                                20,510       18,706          18,034              -       57,249
                                              ---------------------------------------------------------------------------
    Gross Profit                                   $        467     $  1,088      $    (545)      $       -     $  1,009
    Gross Profit Margin                                    2.2%         5.5%           -3.1%           0.0%         1.7%


Other:
Assumptions:
    Tolling Selling Volume                                7,310        6,112           6,996              -       20,417
    Tolling Net Selling Price                     $      192.41     $ 301.21      $   265.91      $       -
    Tolling Other Cost/Ton                        $      148.25     $ 151.04      $    73.78      $       -

    Revenues                                      $       1,406     $  1,841      $    1,860      $       -    $   5,108
    Costs                                                 1,084          923             516              -        2,523
                                              ---------------------------------------------------------------------------
    Gross Profit                                   $        323     $    918      $    1,344      $       -     $  2,585
    Gross Profit Margin                                   23.0%        49.9%           72.3%           0.0%        50.6%


    Consolidated Volume                                 244,198      225,320         230,633              -      700,151
    Consolidated Net Sales                       $      153,474     $134,561      $  135,877      $       -   $  423,913
    Consolidated Gross Profit                            32,339       32,231          27,760              -       92,330
    Consolidated Gross Profit Margin                      21.1%        24.0%           20.4%           0.0%        21.8%

    Start-Up                                              1,064           37              -              -         1,101

    Canadian Depreciation                                 1,258        1,240          1,206              -         3,704

    Selling, General & Administrative                     6,454        7,859          7,056              -        21,369

    Interest Expense (Net)                                  657          934            797              -         2,388

    Income (Loss) Before Income Taxes                    22,906       22,161         18,701              -        63,768

    Taxes                                                 7,882        7,731          6,344              -        21,957

    Tax Effected Discontinued DOM Operations             11,197            -              -              -        11,197

    Tax Effected Transaction Costs                            -            -            898              -           898

    Tax Effected Inventory Reserve
    Adjustments                                               -            -              -              -             -
                                              ---------------------------------------------------------------------------
    Net Income                                    $       3,827     $ 14,430      $  11,459      $       -    $   29,716
                                              ===========================================================================
    EPS                                           $        0.11     $   0.42      $    0.34      $       -    $     0.86
                                              ===========================================================================
    Fully Diluted Shares Outstanding                 34,574,692   34,590,068     34,181,324              -

                                                    3/31/2000      6/30/2000     9/30/2000      12/31/2000       Total
                                             ---------------------------------------------------------------------------
Energy:
Assumptions:
U.S. Domestic:
       Rig Count                                            770          842            981           1076
       Import Market Share (Estimate)                     28.0%        30.7%          30.3%          34.8%
       Inventory Change (Estimate)                      101,000      120,000         81,000        134,000       436,000

    Energy Net Selling Price                      $      612.40     $  631.17    $    673.20    $    684.34
    Total Cost/Ton                                $      561.12     $  554.01    $    570.81    $    577.07


Canadian:
       Rig Count                                            469          216            313            380
       Total OCTG Shipments (Estimate)                  196,528      156,630        172,598        212,801       514,790
       OCTG Import Market Share (Estimate)                38.0%        36.0%          31.0%          39.0%
       OCTG Inventory Change (Estimate)                  13,548       13,973       (12,943)       (11,321)         3,257

    Energy Net Selling Price                      $      747.34     $ 710.55    $    703.97    $    673.51
    Total Cost/Ton                                $      570.97     $ 565.74    $    597.70    $    530.39


    U.S. Domestic Shipments                              79,948       84,935         92,268         84,459       341,610

    Revenues                                      $      48,960     $ 53,608    $    62,115    $    57,804   $   222,487
    Costs                                                44,860       47,055         52,668         48,739       193,321
                                              ---------------------------------------------------------------------------
    Gross Profit                                  $       4,100   $    6,553    $     9,447    $     9,065   $    29,166
    Gross Profit Margin                                    8.4%        12.2%          15.2%          15.7%         13.1%


    Canadian Shipments                                   81,994       67,253         70,181        105,664       325,092

    Revenues                                      $      58,868   $   47,787     $   49,405    $    71,167   $   227,227
    Costs                                                46,816       38,047         41,947         56,043       182,854
                                              ---------------------------------------------------------------------------
    Gross Profit                                  $      12,051   $    9,739    $     7,458    $    15,123   $    44,373
    Gross Profit Margin                                   20.5%        20.4%          15.1%          21.3%         19.5%


    Total Energy Revenues                        $      107,828   $  101,395    $    111,520   $    128,970   $   449,714
    Total Energy Costs                                   91,677       85,102          94,615        104,782       376,175
                                              ---------------------------------------------------------------------------
    Total Energy Gross Profit                     $      16,152   $   16,293     $    16,906    $    24,189   $    73,538
    Total Energy Gross Profit Margin                      15.0%        16.1%           15.2%          18.8%         16.4%


Industrial Products:
Assumptions:
U.S. Domestic:
    Industrial Products Net Selling Price         $      448.52   $   462.26    $    467.29    $    444.05
    Total Cost Per Ton                            $      419.83   $   437.92    $    445.79    $    428.90

Canadian:
    Industrial Products Net Selling Price         $      467.62   $   499.22    $    445.74    $    473.58
    Total Cost Per Ton                            $      459.37   $   399.97    $    449.54    $    463.24

    U.S. Domestic Shipments                              40,199       35,778         36,115         44,988       157,080

    Revenues                                      $      18,030   $   16,539    $    16,876    $    19,977   $    71,422
    Costs                                                16,877       15,668         16,100         19,295        67,940
                                              ---------------------------------------------------------------------------
    Gross Profit                                  $       1,153    $     871     $      776     $      682    $    3,482
    Gross Profit Margin                                    6.4%         5.3%           4.6%           3.4%          4.9%


    Canadian Shipments                                   11,760       10,231          9,869          9,144        41,004

    Revenues                                      $       5,499   $    5,107    $     4,399    $     4,331   $    19,337
    Costs                                                 5,402        4,092          4,436          4,236        18,167
                                              ---------------------------------------------------------------------------
    Gross Profit                                   $         97   $    1,015    $      (37)     $       95    $    1,170
    Gross Profit Margin                                    1.8%        19.9%          -0.8%           2.2%          6.0%

    Total Industrial Products Tons                       51,959       46,009         45,984         54,132       198,084

    Revenues                                      $      23,529   $   21,646    $    21,276    $    24,308   $    90,759
    Costs                                                22,279       19,760         20,536         23,531        86,107
                                              ---------------------------------------------------------------------------
    Gross Profit                                  $       1,250   $    1,886     $      739     $      777    $    4,652
    Gross Profit Margin                                    5.3%         8.7%           3.5%           3.2%          5.1%


Other:
Assumptions:
    Tolling Selling Volume                                7,907        1,842          5,437         11,258        26,444
    Tolling Net Selling Price                     $      149.55   $   170.20    $    217.76    $    155.77
    Tolling Other Cost/Ton                        $      113.26   $   149.03    $    143.51    $     92.44


    Revenues                                      $       1,183    $     314    $     1,184    $     1,753    $    4,433
    Costs                                                   896          275            780          1,041         2,991
                                              ---------------------------------------------------------------------------
    Gross Profit                                   $        287    $      39     $      404     $      713    $    1,442
    Gross Profit Margin                                   24.3%        12.4%          34.1%          40.6%         32.5%


    Consolidated Volume                                 221,808      200,039        213,870        255,513       891,230
    Consolidated Net Sales                       $      132,540    $ 123,335    $   133,980    $   155,032    $  544,906
    Consolidated Gross Profit                            17,643       18,255         18,057         25,680        79,632
    Consolidated Gross Profit Margin                      13.3%        14.8%          13.5%          16.6%         14.6%

    Start-Up                                                  -            -            615          (348)           267

    Canadian Depreciation                                 1,159        1,145          1,249          1,259         4,812

    Selling, General & Administrative                     5,678        6,428          6,090          6,973        25,169

    Interest Expense (Net)                                  549          839            731          1,023         3,142

    Standard Selling Volume                              10,256        9,844          9,372         16,772        46,243

    Taxes                                                 4,099        3,460          3,077          6,097        16,733

    Tax Effected Discontinued DOM Operations                604          160            566            790         2,120

    Tax Effected Transaction Costs                            -            -          9,436              -         9,436

    Tax Effected Inventory Reserve
    Adjustments                                               -            -          1,391              -         1,391
                                              ---------------------------------------------------------------------------
    Net Income                                    $       5,553   $    6,224  $     (5,098)    $     9,886   $    16,563
                                              ===========================================================================
    EPS                                           $        0.16   $     0.18   $     (0.15)    $      0.29    $     0.48
                                              ===========================================================================
    Fully Diluted Shares Outstanding                 34,486,696   34,596,811     33,674,011     34,477,166

                                                  3/31/1999      6/30/1999     9/30/1999      12/31/1999       Total
                                             ---------------------------------------------------------------------------

Energy:
Assumptions:
U.S. Domestic:
       Rig Count                                            554          524            649            775
       Import Market Share (Estimate)                      9.2%         8.6%           7.1%          17.0%
       Inventory Change (Estimate)                      (66,000)     (79,377)       (24,000)         15,000     (154,377)

    Energy Net Selling Price                      $      552.36    $  529.37    $    526.07    $    554.64
    Total Cost/Ton                                $      623.42    $  548.36    $    512.60    $    528.45


Canadian:
       Rig Count                                            290          104            253            337
       Total OCTG Shipments (Estimate)                   80,358       62,611        135,694        184,968       463,632
       OCTG Import Market Share (Estimate)                26.0%        37.0%          30.0%          40.0%
       OCTG Inventory Change (Estimate)                 (24,548)     (25,945)         1,432         54,574         5,512

    Energy Net Selling Price                      $      682.16    $  655.71    $    639.01    $    653.20
    Total Cost/Ton                                $      578.61    $  559.15    $    550.99    $    538.77



    U.S. Domestic Shipments                              30,243       47,413         66,662         89,450       233,768

    Revenues                                      $      16,705    $  25,099    $    35,069    $    49,612   $   126,485
    Costs                                                18,854       25,999         34,171         47,270       126,294
                                              ---------------------------------------------------------------------------
    Gross Profit                                $       (2,149)  $     (900)     $      898    $     2,342     $     191
    Gross Profit Margin                                  -12.9%        -3.6%           2.6%           4.7%          0.2%


    Canadian Shipments                                   35,751       22,891         47,022         82,425       188,089

    Revenues                                      $      24,388  $    15,010    $    30,048    $    53,840   $   123,285
    Costs                                                20,686       12,800         25,909         44,408       103,802
                                              ---------------------------------------------------------------------------
    Gross Profit                                  $       3,702   $    2,210    $     4,139    $     9,432   $    19,483
    Gross Profit Margin                                   15.2%        14.7%          13.8%          17.5%         15.8%


    Total Energy Revenues                         $      41,093   $   40,109    $    65,116   $    103,452   $   249,770
    Total Energy Costs                                   39,540       38,799         60,080         91,678       230,097
                                              ---------------------------------------------------------------------------
    Total Energy Gross Profit                     $       1,553   $    1,310    $     5,037    $    11,774   $    19,673
    Total Energy Gross Profit Margin                       3.8%         3.3%           7.7%          11.4%          7.9%


Industrial Products:
Assumptions:
U.S. Domestic:
    Industrial Products Net Selling Price         $      433.35   $   418.92    $    437.57    $    436.67
    Total Cost Per Ton                            $      399.11   $   381.93    $    395.42    $    414.07


Canadian:
    Industrial Products Net Selling Price         $      477.55   $   462.48    $    450.11    $    456.95
    Total Cost Per Ton                            $      475.03   $   455.28    $    472.03    $    438.02



    U.S. Domestic Shipments                              37,829       37,131         37,804         40,351       153,115

    Revenues                                      $      16,393   $   15,555    $    16,542    $    17,620   $    66,110
    Costs                                                15,098       14,181         14,948         16,708        60,936
                                              ---------------------------------------------------------------------------
    Gross Profit                                  $       1,295   $    1,373    $     1,593     $      912    $    5,175
    Gross Profit Margin                                    7.9%         8.8%           9.6%           5.2%          7.8%


    Canadian Shipments                                    5,723        8,624         12,329         11,457        38,133

    Revenues                                      $       2,733   $    3,989    $     5,550    $     5,235   $    17,507
    Costs                                                 2,719        3,926          5,820          5,018        17,483
                                              ---------------------------------------------------------------------------
    Gross Profit                                   $         15    $      63   $      (270)     $      217     $      24
    Gross Profit Margin                                    0.5%         1.6%          -4.9%           4.1%          0.1%


    Total Industrial Products Tons                       43,552       45,755         50,133         51,808       191,248

    Revenues                                      $      19,127    $  19,544    $    22,092    $    22,855   $    83,617
    Costs                                                17,816       18,108         20,768         21,726        78,419
                                              ---------------------------------------------------------------------------
    Gross Profit                                  $       1,310   $    1,436    $     1,323    $     1,129    $    5,199
    Gross Profit Margin                                    6.9%         7.3%           6.0%           4.9%          6.2%


Other:
Assumptions:
    Tolling Selling Volume                                    -            -          3,642          5,984         9,626
    Tolling Net Selling Price                       $         -     $      -    $    148.65    $    144.44
    Tolling Other Cost/Ton                          $         -     $      -    $    115.74    $    114.83

    Revenues                                      $         (2)     $      -     $      541     $      864    $    1,403
    Costs                                                 (189)            -            422            687           920
                                              ---------------------------------------------------------------------------
    Gross Profit                                   $        186     $      -     $      120     $      177     $     484
    Gross Profit Margin                                -7616.8%         0.0%          22.1%          20.5%         34.5%


    Consolidated Volume                                  109,546     116,059        167,459        229,667       622,731
    Consolidated Net Sales                         $      60,217    $ 59,652    $    87,749   $    127,172   $   334,791
    Consolidated Gross Profit                             3,049        2,746          6,480         13,080        25,355
    Consolidated Gross Profit Margin                       5.1%         4.6%           7.4%          10.3%          7.6%

    Start-Up                                              1,231          826            967              1         3,024

    Canadian Depreciation                                   629        1,108          1,124          1,211         4,072

    Selling, General & Administrative                     5,322        4,995          5,127          7,232        22,676

    Interest Expense (Net)                                  433          447            601            257         1,738

    Income (Loss) Before Income Taxes                   (4,565)      (4,629)        (1,339)          4,379       (6,154)

    Taxes                                               (1,497)      (1,309)            103          2,130         (574)

    Tax Effected Discontinued DOM Operations                  -            -              -            687           687

    Tax Effected Transaction Costs                            -            -              -              -             -

    Tax Effected Inventory Reserve
    Adjustments                                               -            -              -              -             -
                                              ---------------------------------------------------------------------------
    Net Income                                  $       (3,068)    $ (3,320)   $     (1,442)    $     1,563  $    (6,267)
                                              ===========================================================================
    EPS                                          $       (0.10)    $  (0.11)    $     (0.05)    $      0.05  $     (0.21)
                                              ===========================================================================
    Fully Diluted Shares Outstanding                 31,159,971   31,159,971     31,160,536     34,248,990

                                                  3/31/1998      6/30/1998     9/30/1998      12/31/1998       Total
                                              ---------------------------------------------------------------------------

Energy:
Assumptions:
U.S. Domestic:
       Rig Count                                            968          864            796            692
       Import Market Share (Estimate)                     19.9%        17.5%          21.3%          11.3%
       Inventory Change (Estimate)                       65,000       83,343       (70,000)      (153,000)      (74,657)

    Energy Net Selling Price                      $      719.97    $  708.42    $    662.05    $    614.95
    Total Cost/Ton                                $      617.11    $  636.79    $    632.95    $    637.22

Canadian:
       Rig Count                                            459          174            205            201
       Total OCTG Shipments (Estimate)                  222,997      102,515         97,003         84,106       506,622
       OCTG Import Market Share (Estimate)                34.0%        32.0%          31.0%          23.0%
       OCTG Inventory Change (Estimate)                  64,454        2,197       (26,636)       (16,140)        22,993

    Energy Net Selling Price                      $      774.31    $  762.86    $    716.06    $    684.78
    Total Cost/Ton                                $      617.46    $  591.29    $    568.46    $    561.67


    U.S. Domestic Shipments                              69,045       51,849         47,587         40,640       209,121

    Revenues                                      $      49,710    $  36,731    $    31,505    $    24,992   $   142,937
    Costs                                                42,609       33,017         30,120         25,897       131,643
                                              ---------------------------------------------------------------------------
    Gross Profit                                  $       7,102   $    3,714    $     1,384   $      (905)   $    11,295
    Gross Profit Margin                                   14.3%        10.1%           4.4%          -3.6%          7.9%


    Canadian Shipments                                   52,139       25,784         28,100         36,255       142,278

    Revenues                                      $      40,372   $   19,670    $    20,121    $    24,827   $   104,989
    Costs                                                32,194       15,246         15,974         20,363        83,777
                                              ---------------------------------------------------------------------------
    Gross Profit                                  $       8,178   $    4,424    $     4,148    $     4,464   $    21,213
    Gross Profit Margin                                   20.3%        22.5%          20.6%          18.0%         20.2%


    Total Energy Revenues                         $      90,082   $   56,400    $    51,626    $    49,818   $   247,927
    Total Energy Costs                                   74,802       48,263         46,094         46,260       215,419
                                              ---------------------------------------------------------------------------
    Total Energy Gross Profit                     $      15,280   $    8,138    $     5,532    $     3,558   $    32,508
    Total Energy Gross Profit Margin                      17.0%        14.4%          10.7%           7.1%         13.1%


Industrial Products:
Assumptions:
U.S. Domestic:
    Industrial Products Net Selling Price         $      494.04    $  482.79    $    477.98    $    458.79
    Total Cost Per Ton                            $      417.55    $  435.21    $    427.11    $    413.43

Canadian:
    Industrial Products Net Selling Price         $      599.99    $  556.56    $    502.30    $    487.07
    Total Cost Per Ton                            $      591.15    $  559.21    $    540.40    $    497.64

    U.S. Domestic Shipments                              42,178       41,134         42,319         35,511       161,142

    Revenues                                      $      20,838    $  19,859    $    20,268    $    16,332   $    77,297
    Costs                                                17,612       17,902         18,075         14,681        68,269
                                              ---------------------------------------------------------------------------
    Gross Profit                                  $       3,227   $    1,957    $     2,193    $     1,651    $    9,028
    Gross Profit Margin                                   15.5%         9.9%          10.8%          10.1%         11.7%


    Canadian Shipments                                    5,409        5,333          4,814          5,735        21,291

    Revenues                                      $       3,245   $    2,968    $     2,418    $     2,794   $    11,425
    Costs                                                 3,198        2,982          2,601          2,854        11,635
                                              ---------------------------------------------------------------------------
    Gross Profit                                   $         48  $      (14)   $      (183)    $      (60)   $     (210)
    Gross Profit Margin                                    1.5%        -0.5%          -7.6%          -2.2%         -1.8%

    Total Industrial Products Tons                       47,587       46,467         47,133         41,246       182,433

    Revenues                                      $      24,083  $    22,827    $    22,686    $    19,126   $    88,722
    Costs                                                20,809       20,884         20,676         17,535        79,905
                                              ---------------------------------------------------------------------------
    Gross Profit                                  $       3,274   $    1,943    $     2,010    $     1,590    $    8,818
    Gross Profit Margin                                   13.6%         8.5%           8.9%           8.3%          9.9%


Other:
Assumptions:
    Tolling Selling Volume                                8,892        3,516          2,804          2,339        17,551
    Tolling Net Selling Price                     $      149.01   $   157.11    $    146.11    $    154.35
    Tolling Other Cost/Ton                        $      109.99   $   131.03    $    120.95    $    114.97


    Revenues                                      $       1,325    $     552     $      410     $      361    $    2,648
    Costs                                                   978          461            339            269         2,047
                                              ---------------------------------------------------------------------------
    Gross Profit                                   $        347    $      92     $       71     $       92     $     601
    Gross Profit Margin                                   26.2%        16.6%          17.2%          25.5%         22.7%


    Consolidated Volume                                 177,663      127,616        125,624        120,480       551,383
    Consolidated Net Sales                       $      115,490   $   79,780    $    74,722    $    69,305   $   339,297
    Consolidated Gross Profit                            18,901       10,172          7,613          5,241        41,927
    Consolidated Gross Profit Margin                      16.4%        12.8%          10.2%           7.6%         12.4%

    Start-Up                                                  -            -              -          1,465         1,465

    Canadian Depreciation                                   621          601            546            614         2,383

    Selling, General & Administrative                     4,287        4,675          6,847          4,672        20,482

    Interest Expense (Net)                                  153          459            515            411         1,537

    Income Before Income Taxes                           13,840        4,437          (295)        (1,921)        16,060

    Taxes                                                 4,892        1,529          (394)          (331)         5,696

    Tax Effected Transaction Costs                            -            -              -              -             -

    Tax Effected Inventory Reserve
    Adjustments                                               -            -              -              -             -
                                              ---------------------------------------------------------------------------
    Net Income                                    $       8,948   $    2,907     $       99  $     (1,590)   $    10,365
                                              ===========================================================================
    EPS                                           $        0.28   $     0.09    $      0.00   $     (0.05)    $     0.33
                                              ===========================================================================
    Fully Diluted Shares Outstanding                 31,678,128   31,632,488     31,399,074     31,159,971

                                                  3/31/1997      6/30/1997     9/30/1997      12/31/1997       Total
                                              ---------------------------------------------------------------------------
Energy:
Assumptions:
U.S. Domestic:
       Rig Count                                            853          933            992            997
       Import Market Share (Estimate)                    19.43%       17.35%         19.52%         18.88%
       Inventory Change (Estimate)                       72,000      173,000         35,000         69,000       349,000

    Energy Net Selling Price                      $      658.14   $   670.46    $    691.03    $    705.75
    Total Cost/Ton                                $      582.52   $   579.68    $    564.37    $    590.42


Canadian:
       Rig Count                                            395          255            398            451
       Total OCTG Shipments (Estimate)                  196,211      148,812        212,746        251,327       809,096
       OCTG Import Market Share (Estimate)                31.0%        24.0%          23.0%          32.0%
       OCTG Inventory Change (Estimate)                   2,315       21,495          3,638         37,148        62,281

    Energy Net Selling Price                      $      775.53   $   760.00    $    763.17    $    755.87
    Total Cost/Ton                                $      596.52   $   591.61    $    594.74    $    580.53



    U.S. Domestic Shipments                              75,090       85,569         96,918         94,767       352,344

    Revenues                                      $      49,418   $   57,370    $    66,973    $    66,882   $   240,644
    Costs                                                43,741       49,603         54,698         55,952       203,994
                                              ---------------------------------------------------------------------------
    Gross Profit                                  $       5,677   $    7,768    $    12,275    $    10,930   $    36,650
    Gross Profit Margin                                   11.5%        13.5%          18.3%          16.3%         15.2%


    Canadian Shipments                                   78,017       63,949         72,687         86,271       300,924

    Revenues                                      $      60,505   $   48,601    $    55,473    $    65,210   $   229,788
    Costs                                                46,539       37,833         43,230         50,083       177,685
                                              ---------------------------------------------------------------------------
    Gross Profit                                  $      13,966   $   10,768    $    12,243    $    15,127   $    52,104
    Gross Profit Margin                                   23.1%        22.2%          22.1%          23.2%         22.7%


    Total Energy Revenues                        $      109,923   $  105,971    $    122,446   $   132,092   $   470,432
    Total Energy Costs                                   90,280       87,436         97,927        106,035       381,678
                                              ---------------------------------------------------------------------------
    Total Energy Gross Profit                     $      19,642   $   18,536    $    24,518    $    26,057   $    88,754
    Total Energy Gross Profit Margin                      17.9%        17.5%          20.0%          19.7%         18.9%


Industrial Products:
Assumptions:
U.S. Domestic:
    Industrial Products Net Selling Price         $      496.67   $   500.52    $    497.34    $    498.19
    Total Cost Per Ton                            $      439.04   $   441.89    $    447.56    $    425.91

Canadian:
    Industrial Products Net Selling Price         $      659.27   $   643.69    $    639.00    $    586.65
    Total Cost Per Ton                            $      564.99   $   596.69    $    550.81    $    504.02

    U.S. Domestic Shipments                              34,972       34,561         36,813         39,342       145,688

    Revenues                                      $      17,370   $   17,298    $    18,308    $    19,600   $    72,577
    Costs                                                15,354       15,272         16,476         16,756        63,858
                                              ---------------------------------------------------------------------------
    Gross Profit                                  $       2,016   $    2,026    $     1,833    $     2,844    $    8,718
    Gross Profit Margin                                   11.6%        11.7%          10.0%          14.5%         12.0%


    Canadian Shipments                                    7,636        7,648          6,826          6,038        28,148

    Revenues                                      $       5,034   $    4,923    $     4,362    $     3,542   $    17,861
    Costs                                                 4,314        4,563          3,760          3,043        15,681
                                              ---------------------------------------------------------------------------
    Gross Profit                                   $        720    $     359     $      602     $      499    $    2,180
    Gross Profit Margin                                   14.3%         7.3%          13.8%          14.1%         12.2%


    Total Industrial Products Tons                       42,608       42,209         43,639         45,380       173,836

    Revenues                                      $      22,404    $  22,221    $    22,670    $    23,142   $    90,437
    Costs                                                19,668       19,836         20,236         19,799        79,539
                                              ---------------------------------------------------------------------------
    Gross Profit                                  $       2,735   $    2,386    $     2,435    $     3,343   $    10,898
    Gross Profit Margin                                   12.2%        10.7%          10.7%          14.4%         12.1%


Other:
Assumptions:
    Tolling Selling Volume                               11,546        5,358         12,024         14,029        42,957
    Tolling Net Selling Price                     $      161.00   $   163.18    $    152.95    $    144.07
    Tolling Other Cost/Ton                        $       96.10   $   103.39    $     98.21    $     82.61

    Revenues                                      $       1,859    $     874    $     1,839    $     2,021    $    6,594
    Costs                                                 1,110          554          1,181          1,159         4,003
                                              ---------------------------------------------------------------------------
    Gross Profit                                   $        749    $     320     $      658     $      862    $    2,590
    Gross Profit Margin                                   40.3%        36.6%          35.8%          42.7%         39.3%


    Consolidated Volume                                 207,261      197,085        225,268        240,447       870,061
    Consolidated Net Sales                       $      134,186   $  129,067   $    146,955   $    157,255   $   567,463
    Consolidated Gross Profit                            23,127       21,242         27,611         30,262       102,242
    Consolidated Gross Profit Margin                      17.2%        16.5%          18.8%          19.2%         18.0%

    Start-Up                                                  -            -              -              -             -

    Canadian Depreciation                                   682          691            689            693         2,755

    Selling, General & Administrative                     4,546        4,918          6,225          4,593        20,281

    Interest Expense (Net)                                  376          372            431            192         1,372

    Income Before Income Taxes                           17,523       15,260         20,266         24,785        77,834

    Taxes                                                 6,097        5,329          7,655          8,990        28,072

    Tax Effected Transaction Costs                            -            -              -              -             -

    Tax Effected Inventory Reserve
    Adjustments                                               -            -              -              -             -
                                              ---------------------------------------------------------------------------
    Net Income                                    $      11,426   $    9,931    $    12,611    $    15,794   $    49,763
                                              ===========================================================================
    EPS                                           $        0.37   $     0.32    $      0.40    $      0.50    $     1.58
                                              ===========================================================================
    Fully Diluted Shares Outstanding                 31,026,716   31,393,506     31,538,496     31,856,310



This historical financial information is for analytical purposes only. The historical financial information presented herein has not been prepared in accordance with U.S. generally accepted accounting principles (GAAP) in that:

     o Transaction Costs are presented separately after tax instead of included in Selling, General and Administrative Expense on a pre-tax basis

     o Inventory Reserve Adjustments are presented separately after tax instead of included in Gross Profit on a pre-tax basis

     o Canadian depreciation is presented separately instead of included in gross profit